[ARTICLE]


Riders, if any, are at the end of the document.

                     ML MEDIA PARTNERS, L.P.


               FIRST AMENDMENT AND LIMITED WAIVER
            TO AMENDED AND RESTATED CREDIT AGREEMENT


     This FIRST AMENDMENT AND LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of February 23, 1995 and entered into by and among ML MEDIA PARTNERS, L.P., a Delaware public limited partnership ("Borrower"), of which Media Management Partners, a joint venture consisting of RP Media Management and ML Media Management, Inc., is the sole general partner ("Management"), the financial institutions listed on the signature pages hereof (individually "Bank" and collectively "Banks") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for the Banks (in such capacity "Agent"), and, for purposes of Section 5 hereof, Management, as a Credit Support Party (as defined in Section 5 hereof), and is made with reference to that certain Amended and Restated Credit Agreement dated as of May 15, 1990 (the "Credit Agreement"), by and among Borrower, Banks and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement

                            RECITALS

     WHEREAS, Borrower and Banks desire to amend the Credit Agreement to (i) increase the interest rates provided for therein, (ii) defer certain principal payments provided for therein, (iii) amend the mandatory prepayment provisions set forth therein, (iv) amend the financial covenants set forth therein, and (v) make certain other amendments, all as more specifically set forth below;

     NOW,  THEREFORE,  in consideration of the premises  and  the
agreements,  provisions  and  covenants  herein  contained,   the
parties hereto agree as follows:

1.  AMENDMENTS TO THE CREDIT AGREEMENT

   1.1   Amendments to Article 1:  Definitions

      A. Certain Defined Terms.

          (i) Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

          "`Century'  means Century Communications Corp.,  a  New
Jersey corporation.

          `Century Sale' means the consummation of the sale of substantially all of the assets of the Systems to, and the assumption of substantially all of the liabilities (other than Borrower's Obligations under this Agreement) of the Systems by, Century pursuant to and in accordance with the terms of the Century Sale Agreement.

          `Century Sale Agreement' means the Asset Purchase Agreement dated November 28, 1994, by and between Borrower, as seller, and Century, as buyer, pursuant to which the Borrower has agreed to sell to Century substantially all of the assets of, and Century has agreed to assume substantially all of the liabilities (other than Borrower's Obligations under this Agreement) of, the Systems.

          `Century Sale Termination' means the termination of the Century Sale Agreement, whether pursuant to Section 10 of the Century Sale Agreement or otherwise, other than any termination occurring as a result of a consummation of the Century Sale pursuant to which Borrower's outstanding Obligations to Banks under this Agreement are repaid in full concurrently with such consummation.

          `Escrow Agreements' means (a) the Escrow Agreement dated November 28, 1994, by and among Borrower, Century and Chemical Bank, as escrow agent, related to the Century Sale Agreement, (b) Borrower's agreement with Cable Telecommunications Joint Powers Agency ("CTJPA") pursuant to which Borrower has established, and deposited the sum of $785,731 into, Account No. 1233061950 at Bank of America's Concord, California branch, which sum is to be held for the benefit of CTJPA's subscribers pending determination of Borrower's potential liability, if any, to make refunds to CTJPA's subscribers, (c) Borrower's agreement with the City of Fairfield ("Fairfield"), California, pursuant to which Borrower has established, and deposited the sum of $680,000 into, Account No. 1233361901 at Bank of America's Concord, California branch, which sum is to be held for the benefit of Fairfield's subscribers pending determination of Borrower's potential liability, if any, to make refunds to Fairfield's subscribers, and (d) each other escrow agreement, deposit account agreement or other similar agreement or arrangement with any municipal or county authority that has issued a Franchise to Borrower which Borrower may enter into from time to time for the benefit of subscribers to an identified System or Systems for the purpose of holding available segregated funds to provide for potential refunds, if any, to such subscribers with respect to a la carte services and tier services and/or other rates or charges or which Borrower may enter into from time to time for the benefit of any such municipal or county authority that has issued a Franchise to Borrower, in each case in the form delivered to the Agent pursuant to Section 3E of the First Amendment or Section 7.14 of this Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the provisions of Section
7.14 of this Agreement.

          `First Amendment' means the First Amendment to Amended and Restated Credit Agreement dated as of February 23, 1995, entered into by and among Borrower, Banks and Agent and the
Credit   Support  Party  (as  defined  therein),  amending   this
Agreement."

          (ii) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Applicable
     Margin" in its entirety and by substituting the following therefor:

          "`Applicable Margin' means a percentage to be added to the Reference Rate for Reference Rate Loans on and after December 31, 1994 and to the Offshore Rate for Offshore Rate Loans with respect to any portion of an Interest Period for which the Interest Payment Date occurs on and after December 31, 1994 as follows:


    [CAPTION]

                                    Applicable Margin
                                Reference        Offshore
    Funded Debt Ratio           Rate Loans      Rate Loans
    (a) Above 5.75:1.00           1.75%            2.75%
    (b) 5.75:1.00 or less         1.50%            2.50%

          provided, however, in the event that a Century Sale Termination occurs on or prior to December 29, 1995, or all of the outstanding Obligations are not paid in full on or prior to December 29, 1995, then the Applicable Margin shall be determined pursuant to the foregoing clause (a) as if the Borrower's Funded Debt Ratio at all times on and after December 31, 1994 was and is above 5.75:1.00 and, to the extent that on any Interest Payment Date occurring after December 31, 1994 the interest payable by the Borrower was calculated under the foregoing clause (b), Borrower shall pay to the Agent for the ratable account of the Banks on the earlier to occur of the date of the Century Sale Termination or December 29, 1995, interest in an amount equal to the difference between (x) the amount of interest that would have been payable on such prior Interest Payment Date pursuant to the foregoing clause (a) and (y) the amount of interest actually paid on such prior Interest Payment Date pursuant to the foregoing clause (b)."

          (iii) Section 1.1 of the Credit Agreement is hereby further amended by inserting the following proviso in the definition of "Operating Cash Flow" at the end of the first sentence thereof immediately after the phrase "as the case may be":

          ";provided, however that notwithstanding the foregoing, Operating Cash Flow shall be determined without taking into account (x) any reserves, write-downs or writeoffs which Borrower is required to make in connection with approximately $2,400,000 in property tax refunds owing to Borrower from Orange County, California and (y) any accruals which Borrower is required to make in connection with up to $2,500,000 in bonuses which Borrower has agreed to pay its employees in the event that such employees remain in Borrower's employment until consummation of the Century Sale; provided however that in no event shall Borrower make any cash payments of such bonuses to any employee while any Obligations under this Agreement remain outstanding."

   1.2   Amendments   to   Article  2:  Amount   and   Terms   of
          Commitments and Loans

          A.  Interest.

          (i) Section 2.7(b) of the Credit Agreement is hereby amended by inserting "Subject to the proviso contained in the definition of `Applicable Margin'," as the first clause in each of the first two sentences of Section 2.7(b).

          (ii) Section 2.7(d) of the Credit Agreement is hereby amended by deleting the second sentence thereof in its entirety.

          B. Repayment of Principal at Maturity. Section 2.8(b) of the Credit Agreement is hereby amended by deleting the proviso at the end thereof and by inserting in lieu thereof the following:

          "provided, however, that so long as no Century Sale Termination occurs, the quarterly installments set forth in the above table for the Principal Payment Dates on March 31, 1995, June 30, 1995, September 29, 1995 and December 29, 1995 (collectively, the "Original Quarterly Installments") shall be adjusted as follows: the Borrower shall pay to the Agent for the ratable account of the Banks on each of March 31, 1995, June 30, 1995 and September 29, 1995, a quarterly installment equal to $1,500,000 (collectively, the "Reduced Quarterly Installments"), and on December 29, 1995, a quarterly installment equal to the difference between (x) $17,625,000 and (y) the Reduced Quarterly Installments paid by the Borrower; provided further that in the event that a Century Sale Termination occurs on or prior to December 29, 1995, then the Original Quarterly Installments shall be effective for all Principal Payment Dates on or succeeding such date of the Century Sale Termination and, in addition, on the first such Principal Payment Date, Borrower shall pay to the Agent for the ratable account of the Banks, a principal payment equal to the difference between (a) the aggregate amount of the Original Quarterly Installments for the Principal Payment Dates occurring prior to the date of the Century Sale Termination and
(b) the aggregate amount of the Reduced Quarterly Installments paid by the Borrower; and provided still further, that the final installment of the Term Credit shall be in an amount equal to the amount then outstanding under the Term Credit."

          C.  Mandatory Prepayment.  Section 2.9(b) of the Credit
     Agreement is hereby amended by deleting it in its entirety and by inserting in lieu thereof the following:

             (b)   Notwithstanding anything to  the  contrary  in
     Section 2.9(a), in the event that the Borrower sells, transfers or otherwise disposes of any System pursuant to the Century Sale Agreement, then the Borrower shall, on the day payment of the Net Proceeds of Sale is received, prepay the Term Loans in an amount equal to such Net Proceeds of Sale. Such prepayment shall be allocated to the installments of the Term Loans in inverse order of maturity, together with interest accrued thereon.

             (c) From time to time, in the event that the Borrower receives any distribution or payment of any amount held pursuant to the Escrow Agreements (without duplication of any amounts payable pursuant to Section 2.9(b) or Section 2.9(d)), then the Borrower shall, on the day such distribution or payment is received, prepay the Term Loans in an amount equal to the amount of such distribution or payment. Such prepayment shall be allocated to the installments of the Term Loans in inverse order of maturity, together with interest accrued thereon.

             (d) In the event that the Borrower's cash balances, as determined in accordance with the Borrower's past practices and procedures but without giving effect to amounts held in the Reserve Account pursuant to the provisions of Section 6.14 and without giving effect to an aggregate amount equal to (i) one-twelfth of the annual amount payable pursuant to clause (c)(i) of Section 7.11 times the number of calendar months elapsed since January 1, 1995 minus (ii) the actual Corporate Overhead payments made to MultiVision since January 1, 1995, as of the last day of any fiscal quarter exceed $5,000,000, then the Borrower shall, as soon as practicable but in any event no later than the sixtieth day after the last day of such fiscal quarter, prepay the Term Loans in an amount equal to the amount by which such cash balances exceed $5,000,000. Such prepayment shall be allocated to the installments of the Term Loans in inverse order of maturity, together with interest accrued thereon."

   1.3 Amendments to Article 3: Fees; Payments; Taxes; Changes in Circumstances

          A. Fees. Section 3.1 of the Credit Agreement is hereby amended by adding a new paragraph at the end thereof as follows:

             "(f) In the event that a Century Sale Termination occurs or all outstanding Obligations are not paid in full on or prior to December 29, 1995, the Borrower agrees to pay to the Agent for the ratable account of the Banks, a fee in an amount equal to .25% of the amount of the outstanding Loans on the date of the First Amendment, such fee to be payable on the earlier to occur of the date of the Century Sale Termination or December 29, 1995."

   1.4   Amendments   to   Article  6:   Borrower's   Affirmative
          Covenants

   A.   Financial Statements and Other Reports.

          (i) Section 6.1(a) of the Credit Agreement is hereby amended by deleting the first two lines thereof and by inserting in lieu thereof "as soon as practicable, and in any event within 55 days after the end of each calendar month, (i) an unaudited" and by adding at the end of Section 6.1(a) the following:

          "(ii) for informational purposes only, for each calendar month for which Borrower does not deliver the Certificate required pursuant to Section 6.1(d), a Certificate executed by a Responsible Officer calculating Borrower's Funded Debt Ratio as of the last day of such calendar month (the "Monthly Determination Date"); provided that in calculating the Funded Debt Ratio for purposes of this Section 6.1(a)(ii), the Measurement Period for determining the Operating Cash Flow of the Stations shall be the period of twelve consecutive calendar months ending on the Monthly Determination Date, and the Measurement Period with respect to the Operating Cash Flow of the California Cable Operations shall be determined by multiplying the Operating Cash Flow of the California Cable Operations for the three month period ending on the Monthly Determination Date by four and subtracting from the resulting product the amount of Management Fees actually paid during the period of the twelve consecutive calendar months ending on the Monthly Determination Date; and (iii) a narrative report, in form and substance satisfactory to Requisite Banks, describing the current status of the Borrower's renewals and extensions of its Franchise agreements as required by Section 6.1 of the Century Sale Agreement, the current status of Century's receipt of the necessary consents and approvals for the transfer of Borrower's Franchises and FCC Licenses to Century, and any developments with respect to matters generally related to the Century Sale and possible refunds to subscribers with respect to a la carte services and tier services occurring since the last such report."

          (ii) Section 6.1(b) of the Credit Agreement is hereby amended by deleting the reference to "75 days" contained in the second line thereof and by inserting "55 days" in lieu thereof.

          (iii) Section 6.1(d) of the Credit Agreement is hereby amended by adding the following at the end thereof:

          "(iii) a Certificate executed by a Responsible Officer setting forth in reasonable detail the amount by category of all Corporate Overhead payments made by Borrower from the Cable Assets to Multivision during the fiscal quarter for which  such  financial statements are being  delivered;  and
     (iv) to the extent not included in the financial statements delivered pursuant to Paragraphs (b) and (c) above, a statement of the Borrower's cash balances as of the end of such fiscal period, calculated in accordance with the Borrower's past practices and procedures but without giving effect to amounts required to be held in the Reserve Account pursuant to the provisions of Section 6.14 and without giving effect to an aggregate amount equal to (i) one-twelfth of the annual amount payable pursuant to clause
     (c)(i) of Section 7.11 times the number of calendar months elapsed since January 1, 1995 minus (ii) the actual Corporate Overhead payments made to MultiVision since January 1, 1995."

          (iv) Section 6.1(g) of the Credit Agreement is hereby amended by inserting the phrase ", including without limitation, the occurrence of the Century Sale Termination," after the phrase "Material Adverse Change," in clause (iii) thereof.

   B.  Reserve  Account.   Article 6 of the Credit  Agreement  is
hereby amended by adding a new section at the end thereof as follows:

   "6.14. Reserve Account. No later than the date of the First Amendment, Borrower shall establish a general account (the "Reserve Account") with the Bank of America into which Borrower shall initially deposit the sum of $166,000, and shall thereafter deposit, on the first Business Day of each month, the sum of $83,000. Funds in the Reserve Account shall be used by Borrower solely for the purposes of (i) making required deposits under Escrow Agreements entered into by the Borrower after the date of the First Amendment, (ii) paying refunds to subscribers to any of the Systems (other than any subscribers covered by an Escrow Agreement) with respect to a la carte services and tier services and/or other rates or charges, (iii) making payments to a municipal or county authority that has issued a Franchise to Borrower in connection with any regulatory proceedings or any disputes with such a Franchise authority concerning matters related to the re-regulation of the cable industry generally by the FCC, and (iv) subject to the inclusion of such funds in Borrower's calculation of its cash balances pursuant to Section 6.1(d)(iv) and to Borrower's obligations to make payments to the Agent under Section 2.9(d) in the event that such cash balances exceed $5,000,000, Borrower may withdraw funds from the Reserve Account at any time and use such funds for such purposes as Borrower deems appropriate. Funds in the Reserve Account shall not be included by Borrower in calculating the amount of Borrower's cash balances for the purposes of Section 2.9(d) of this Agreement; provided that at such time as Borrower obtains a determination from the FCC that Borrower is either not liable to some or all of such subscribers for such refunds or is liable to any such subscribers in an aggregate amount which is less than the aggregate amount held in the Reserve Account with respect to such subscribers, Borrower shall include such funds in the Reserve Account which are no longer required to pay refunds to such subscribers in Borrower's next calculation of its cash balances pursuant to Section 6.1(d)(iv) and, to the extent that such cash balances exceed $5,000,000, Borrower shall make the payments required pursuant to Section 2.9(d) of this Agreement. Within 30 days after the end of each month, Borrower shall deliver to Agent a statement as to the date and amount of all deposits into and withdrawals from the Reserve Account during the month for which the statement is being delivered and describing in reasonable detail the disposition of the funds so withdrawn."

   1.5  Amendments to Article 7:  Borrower's Negative Covenants

   A. Restricted Junior Payments. Section 7.5 of the Credit Agreement is hereby amended by inserting a period after the phrase "the Borrower" in the fifth line of Section 7.5(a) and by deleting the remaining text of Section 7.5 following such period.

   B.  Financial Covenants.

          (i) Section 7.6(a) of the Credit Agreement is hereby amended by inserting the following at the end thereof:

   "provided however, that until the earlier to occur of any Century Sale Termination or December 29, 1995, the ratios set forth in the above table for the third and fourth fiscal quarters in 1994 shall be 5.45 and 5.75, respectively, and for the first, second and third fiscal quarters in 1995 shall be 6.65, 6.25 and 5.85, respectively. Effective on the last day of the first fiscal quarter ending on or after the date of the Century Sale Termination or December 29, 1995, whichever shall first occur, the ratios for such last day of such fiscal quarter and all succeeding fiscal quarters shall be as set forth in the above table without giving effect to this proviso."

          (ii) Section 7.6(b) of the Credit Agreement is hereby amended by inserting the following at the end thereof:

   "provided however, that until the earlier to occur of any Century Sale Termination or December 29, 1995, the ratios set forth in the above table for the fourth fiscal quarter in 1994 shall be 1.11, and for the first, second and third fiscal quarters in 1995 shall be .95, .99 and 1.06, respectively. Effective on the last day of the first fiscal quarter ending on or after the date of the Century Sale Termination or December 29, 1995, whichever shall first occur, the ratios for such last day of such fiscal quarter and for all succeeding fiscal quarters shall be as set forth in the above table without giving effect to this proviso."

          (iii) Section 7.6(c) of the Credit Agreement is hereby amended by inserting the following at the end thereof:

   "provided however, that until the earlier to occur of any Century Sale Termination or December 29, 1995, the ratios set forth in the above table for the first, second and third fiscal quarters in 1995 shall be .85, .93 and 1.00, respectively. Effective on the last day of the first fiscal quarter ending on or after the date of the Century Sale Termination or December 29, 1995, whichever shall first occur, the ratios for such last day of such fiscal quarter and for all succeeding fiscal quarters shall be as set forth in the above table without giving effect to this proviso."

   C.   Restrictions  on Payments from California  Media  Assets.
Section 7.11 of the Credit Agreement is hereby amended by deleting the phrase "under the Cost Allocation Agreement" each place it appears in Section 7.11; by inserting the phrase ", commencing January 1, 1994, plus an additional $1,000,000" immediately after the word "and" and prior to clause (d) of such
Section 7.11; and by deleting the phrase "allocable to the Borrower" and by inserting in lieu thereof the phrase "payable by the Borrower".

   D. Management Fee. Section 7.12 of the Credit Agreement is hereby amended by deleting it in its entirety and by inserting in lieu thereof the following:

       "7.12. Management Fee. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, pay or commit to pay any management fees to the General Partner or any of its Affiliates during any fiscal year so long as Obligations are outstanding under this Agreement; provided that the foregoing prohibition shall not prohibit the Borrower from accruing Management Fees not in excess of those provided for in the Limited Partnership Agreement, as in effect on the date hereof and without regard to any amendment or modification of such terms. All liabilities of the Borrower and its Subsidiaries for the payment of, and any payment of, Management Fees shall be unsecured and shall be subordinated as provided for in the Subordination Agreement."

   E.    FCC   Licenses;  Franchises  and  Materials   Contracts.
Section 7.13 of the Credit Agreement is hereby amended by deleting the reference to "The Borrower" at the beginning thereof and by inserting in lieu thereof the phrase "Other than as may be required in connection with the Century Sale pursuant to the terms and conditions of the Century Sale Agreement, the Borrower".

   F. Amendment of Certain Agreements. Section 7.14 of the Credit Agreement is hereby amended by deleting the caption in its entirety and by inserting in lieu thereof "Amendment of Certain Agreements" and by adding the following at the end thereof:

        "The Borrower will, promptly upon execution thereof, deliver copies to the Agent of all amendments, modifications or waivers of any provision of the Century Sale Agreement and the Escrow Agreements and will promptly deliver to Agent copies of all other notices or agreements relating to the Century Sale Agreement and the Escrow Agreements. The Borrower will not amend, modify or waive any provision of or terminate any Escrow Agreement without the prior written consent of Requisite Banks if such amendment, modification, waiver or termination would adversely affect any payment or distribution to be made to the Borrower or to the Agent for the ratable account of Banks under any such Escrow Agreement. With respect to each Escrow Agreement in effect on the date of the First Amendment, Borrower shall have no later than the date of the First Amendment, delivered irrevocable instructions to each such escrow agent or other depositary to make all distributions or payments to be made to Borrower directly to such of Borrower's accounts with Agent as shall be designated by Agent. Borrower shall comply with the provisions of the foregoing sentence with respect to each Escrow Agreement to be entered into by Borrower after the date of the First Amendment prior to entering into any such Escrow Agreement, and Borrower shall deliver copies of each such Escrow Agreement to Agent upon execution thereof."

   1.6  Amendments to Article 10:  Miscellaneous

   A. Amendments, Waivers, Release of Collateral. Section 10.6 of the Credit Agreement is hereby amended by deleting the reference to "Section 2.9(a)" contained therein and by inserting in lieu thereof a reference to "Section 2.9".

   B.   Assignments  and  Participations.  Section  10.8  of  the
Credit Agreement is hereby amended by adding the following immediately after the phrase "Section 3.5" referenced therein:

     "; provided further that no minimum amount of Loans and Commitments shall be required to be assigned to any Assignee which, at the time of such assignment, is already a Bank or an Affiliate of such a Bank under this Agreement;"

2.  LIMITED WAIVER

   A. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Borrower herein contained, Banks hereby waive (i) compliance with the provisions of Section 6.9 of the Credit Agreement through and including December 29, 1995; and (ii) provided that the First Amendment Effective Date occurs on or prior to February 24, 1995, receipt of interest at the increased rate provided for pursuant to Section 2.7(d) with respect to the Event of Default existing under Section 7.6(a) of the Credit Agreement and with respect to any Event of Default existing prior to the First Amendment Effective Date under Section 6.9 or Section 7.11 of the Credit Agreement.

   B.   Without  limiting  the generality of  the  provisions  of
Section 10.6 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by Borrower with the provisions of Section 6.9 and
Section 2.7(d) of the Credit Agreement in the manner and to the extent described above, and nothing in this Amendment shall be deemed to:

          (i) constitute a waiver of compliance by Borrower with respect to (i) Section 6.9 and Section 2.7(d) of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

          (ii) prejudice any right or remedy that Agent or any Bank may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

   C. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed. This Amendment, and any delay or failure by Agent or Banks to exercise any of their rights and remedies in connection with this Amendment or otherwise, shall not impair any power, right or privilege granted to Agent or Banks in the Credit Agreement or any other Loan Document or by law available to them upon the occurrence and during the continuation of any Event of Default under the Credit Agreement or any other Loan Document.

1.  CONDITIONS TO EFFECTIVENESS

   Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent
(the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date"):

   A. On or before the First Amendment Effective Date, the Borrower shall deliver to the Agent with sufficient originally executed copies, where appropriate, for each Bank the following, each, unless otherwise noted, dated the First Amendment Effective
Date:

          1.   Certified  copies  of the Certificate  of  Limited
     Partnership of the Borrower from the Secretary of State of the State of Delaware, dated a recent date prior to the First Amendment Effective Date;

          2.   Good Standing Certificate (or equivalent) for  the
     Borrower from the State of Delaware, dated a recent date prior to the First Amendment Effective Date;

          3.    Certificate   of   Status  of   Foreign   Limited
     Partnership for the Borrower from the State of California, dated a recent date prior to the First Amendment Effective
     Date;

          4.   Good Standing Certificate (or equivalent) for  the
     Borrower from the State of New York, dated a recent date prior to the First Amendment Effective Date;

          5. Resolutions of the Board of Directors of IMP Media Management, Inc., approving and authorizing the execution, delivery and performance of this Amendment, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary;

          6. Resolutions of the Board of Directors of IMP Media Management, Inc. designating and authorizing a specific officer or officers of IMP Media Management, Inc. to give and receive notices, including without limitation, Notices of Borrowing and Notices of Conversion/Continuation, on behalf of the Borrower to the Agent and the Banks under the Credit Agreement;

          7. Signature and incumbency certificates of the officers of the Partner executing this Amendment;

          8. An originally executed favorable written opinion of Proskauer Rose Goetz & Mendelsohn, counsel for the Borrower, as to Borrower's due authorization, execution and delivery of this Amendment and that this Amendment, and the Agreement, as amended by this Amendment, constitute the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms; and

          9. Executed copies of this Amendment, executed and delivered by Borrower and Credit Support Party.

   B. Agent shall have received executed copies of this Amendment, executed and delivered by Banks.

   C. The Borrower shall have paid to the Agent for the ratable account of the Banks, on the First Amendment Effective Date, an amendment fee equal to .25% of the outstanding principal amount of the Loans on the First Amendment Effective Date.

   D. The Borrower shall have established the Reserve Account in accordance with Section 6.14 of the Credit Agreement.

   E. Agent shall have received executed or conformed true, correct and complete copies of the Century Sale Agreement and the Escrow Agreements, including any amendments, modifications, waivers, exhibits or schedules thereto, as in effect on the First Amendment Effective Date; the Century Sale Agreement and each such Escrow Agreement shall be in full force and effect, without amendment, waiver or modification of any provision thereof except as disclosed in writing to the Agent and the Banks; each party thereto shall not have failed to comply in any material respect with any provision thereof to be complied with by such party; and Agent shall have received a Certificate of a Responsible Officer of the Borrower to the foregoing effect.

   F. On or before the First Amendment Effective Date, all partnership, corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Banks, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

1.  BORROWER'S REPRESENTATIONS AND WARRANTIES

     In order to induce Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to each Bank that the following statements are true, correct and complete:

   A. Partnership Power and Authority. Borrower has all requisite partnership power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and the Credit Agreement as amended by this Amendment (the "Amended Agreement").

   B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of this Amendment and the Amended Agreement have been duly authorized by all necessary partnership action on the part of Borrower. The General Partner, and IMP Media Management, Inc. on behalf of the General Partner, has the power and authority and the legal right to make, deliver and perform on behalf of the Borrower, and thereby legally bind the Borrower to perform, this Amendment and the Amended Agreement and each of the General Partner, and IMP Media Management, Inc. on behalf of the General Partner, has taken all necessary partnership action to authorize the execution and delivery on behalf of the Borrower of, and thereby legally bind the Borrower to perform, this Amendment and the Amended Agreement.

   C. No Conflict. The execution and delivery by Borrower of this Amendment and the performance by Borrower of this Amendment and the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower, the Limited Partnership Agreement of Borrower or any order, judgment or decree of any court or other agency of government binding on Borrower, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower or the General Partner, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or the General Partner (other than any Liens created under any of the Loan Documents in favor of Agent on behalf of Banks), or (iv) require any approval of any partners or stockholders or any approval or consent of any Person under any Contractual Obligation of Borrower or the General Partner, except for such approvals or consents which have been obtained on or before the First Amendment Effective Date and disclosed in writing to Agent and the Banks.

   D. Governmental Consents. The execution and delivery by Borrower of this Amendment and the performance by Borrower of this Amendment and the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

   E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by Borrower and are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

   F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Article 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date and except for Material Adverse Changes resulting from FCC regulations applicable to the cable industry in general.

   G. Absence of Default. After giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

1.  ACKNOWLEDGEMENT AND CONSENT

   Management is a party to the Assignment Agreement pursuant to which Management has created Liens in favor of Agent on certain collateral to secure the obligations of Management under the Assignment Agreement and Borrower under the Loan Documents. Management is referred to herein as the "Credit Support Party", and the Assignment Agreement is referred to herein as the "Credit Support Document".

    The Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit
Agreement effected pursuant to this Amendment. The Credit Support Party hereby confirms that the Credit Support Document to which it is a party or otherwise bound and all collateral encumbered thereby will continue to secure to the fullest extent possible the payment and performance of all Obligations (as such term is defined in the Credit Support Document), including without limitation the payment and performance of all Obligations of Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

   The Credit Support Party acknowledges and agrees that the Credit Support Document to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. The Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Document to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

   The   Credit  Support  Party  acknowledges  and  agrees   that
(i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

1.  MISCELLANEOUS

   A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

       (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

       (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

       (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Bank
   under,  the  Credit  Agreement  or  any  of  the  other   Loan
   Documents.

   B. Fees and Expenses. Borrower acknowledges that all costs, fees and expenses as described in Section 10.3 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower and shall be payable by the Borrower within 30 days of presentation of a statement or invoice therefor.

   C.    Headings.   Section  and  subsection  headings  in  this
Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

   D.   Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
SHALL  BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL
LAWS  OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS  OF
LAWS PRINCIPLES.

   E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

     [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                            ML MEDIA PARTNERS, L.P.

                       By:  Media Management Partners,
                            as General Partner

                       By:  RP Media Management

                       By:  IMP Media Management, Inc.

                       By:   _________________________
                       Title:_________________________


                            MEDIA MANAGEMENT PARTNERS (for
                            purposes of Section 4 only), as a
                            Credit Support Party

                            By:  RP Media Management

                            By:  IMP Media Management, Inc.

                       By:   _________________________
                       Title:_________________________


                            BANK OF AMERICA NATIONAL TRUST AND
                            SAVINGS ASSOCIATION, as Agent

                            By:  __________________________
                                 David Price, Vice President


                            BANK OF AMERICA NATIONAL TRUST AND
                            SAVINGS ASSOCIATION, as a Bank

                            By:  _____________________________
                                 GiGi Johnson, Vice President


                            BANK OF HAWAII

                            By:     ____________________
                            Title:  ____________________


                            NATIONAL BANK OF CANADA

                            By:     ____________________
                            Title:  ____________________


                            NATWEST BANK N.A. (formerly National
                            Westminster Bank USA)

                            By:     ____________________
                            Title:  ____________________


                            THE BANK OF NOVA SCOTIA

                            By:     ____________________
                            Title:  ____________________


                            CIBC INC.

                            By:     ____________________
                            Title:  ____________________


                            SHAWMUT BANK CONNECTICUT, N.A.

                            By:     ____________________
                            Title:  ____________________